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                                                                  EXHIBIT 10.8


                 FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT


                 THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (the "Agreement") is entered into as of April 16, 1998 by and among STC BROADCASTING OF VERMONT, INC., a Delaware corporation ("STCBV"), TUSCALOOSA BROADCASTING, INC., a Maryland corporation ("Tuscaloosa"), WPTZ LICENSEE, INC., a Maryland corporation ("WPTZ Licensee"), and WNNE LICENSEE, INC., a Maryland corporation ("WNNE Licensee") (Tuscaloosa, WPTZ Licensee and WNNE Licensee, collectively, the "Sinclair Sellers").

                 WHEREAS, STCBV and the Sinclair Sellers are parties to that certain Asset Purchase Agreement dated as of February 3, 1998 (the "Purchase Agreement") pursuant to which STCBV has agreed to buy, and the Sinclair
Sellers have agreed to sell (i) the assets of television broadcast station WPTZ
(TV), Channel 5, North Pole, New York ("WPTZ"), (ii) certain assets and rights relating to television broadcast station WFFF-TV, Channel 44, Burlington, Vermont ("WFFF"), and (iii) the assets of television broadcast station WNNE-TV, Channel 31, Hartford, Vermont ("WNNE") (WPTZ, WNNE and WFFF are collectively referred to herein as, the "Stations"), all subject to the terms described in the Purchase Agreement;

                 WHEREAS, STCBV and the Sinclair Sellers desire to make certain modifications to the Purchase Agreement; and

                 WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

                 NOW, THEREFORE, the parties set forth above, intending to be legally bound by this Agreement, agree as follows:

                 1. Section 11.2.1. of the Purchase Agreement shall be amended to read in its entirety as follows:

                          "11.2.1.  Notwithstanding anything to the contrary
herein, provided that the conditions set forth in Article 9 (except for Section 9.5) and Article 10 (except for Section 10.4) shall have been satisfied and the Closing shall not have occurred, there shall be a closing (the "Non-License Transfer") for the purchase and sale of all of the Assets, other than the License Assets, on April 24, 1998 (the date on which the Non-License Transfer shall occur as provided for in this Section 11.2.1 is referred to herein as the "Non-License Transfer Date"). The parties acknowledge and agree that if the conditions set forth in Article 9 (except for Section

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9.5) and Article 10 (except for Section 10.4) are not satisfied as of April 24,
1998, the Non-License Transfer Date shall be such date which is ten (10) days after satisfaction of all such conditions (subject to rights of Sellers and Buyer to terminate this Agreement prior to such date in accordance with Article
13)."

                 2. Except as expressly modified hereby, all other terms and conditions of the Purchase Agreement shall remain in full force and effect in accordance with their terms.





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                 IN WITNESS WHEREOF, each of the parties hereto has executed this First Amendment to Asset Purchase Agreement, or has caused this First Amendment to Asset Purchase Agreement to be duly executed and delivered in its name on its behalf, all as of the day and year first above written.


                                        STC BROADCASTING OF VERMONT, INC.


                                        By: /s/ David A. Fitz
                                           ------------------------------------
                                        Name:   David A. Fitz
                                        Title:  Chief Financial Officer



                                        TUSCALOOSA BROADCASTING, INC.


                                        By: /s/ David B. Amy
                                           ------------------------------------
                                        Name:   David B. Amy
                                        Title:  Treasurer and Secretary



                                        WPTZ LICENSEE, INC.


                                        By: /s/ David B. Amy
                                           ------------------------------------
                                        Name:   David B. Amy
                                        Title:  Treasurer and Secretary



                                        WNNE LICENSEE, INC.


                                        By: /s/ David B. Amy
                                           ------------------------------------
                                        Name:   David B. Amy
                                        Title:  Treasurer and Secretary




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